EXHIBIT (17)(d)

EATON VANCE Managed Investments

PROXY

EATON VANCE HAWAII MUNICIPALS FUND Special Meeting of Shareholders To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA and DAN A. MAALOULY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:	, 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE

EVERY VOTE IS IMPORTANT Two easy ways to vote your shares:

Vote By	1)	Read the Proxy Statement and have this card at hand.
Phone:	2)	Call 1-866-864-7961 to speak with a representative.
	3)	Keep this card for your records.

Vote by	1)	Read the Proxy Statement and have this card at hand.
Mail:	2)	Check the appropriate boxes on this proxy card.
	3)	Sign and date this proxy card.
	4)	Mail your completed proxy card in the enclosed postage paid
		envelope provided.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 27826M403, 27826M502, 27826M791

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization to	☐	☐	☐
convert shares of the Fund into corresponding shares of
Eaton Vance National Municipals Fund, as described in the
accompanying proxy statement/prospectus.

NOTE ADDRESS CHANGE: ___________________________________
______________________
______________________

PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 27826M403, 27826M502, 27826M791

EATON VANCE Managed Investments

PROXY

EATON VANCE MISSISSIPPI MUNICIPALS FUND Special Meeting of Shareholders To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA and KRISTIN S. ANAGNOST, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:	, 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE²

EVERY VOTE IS IMPORTANT Two easy ways to vote your shares:

Vote By	1)	Read the Proxy Statement and have this card at hand.
Phone:	2)	Call 1-866-864-7961 to speak with a representative.
	3)	Keep this card for your records.

Vote by	1)	Read the Proxy Statement and have this card at hand.
Mail:	2)	Check the appropriate boxes on this proxy card.
	3)	Sign and date this proxy card.
	4)	Mail your completed proxy card in the enclosed postage paid
		envelope provided.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 27826L538, 27826L694, 27826L124

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization to	☐	☐	☐
convert shares of the Fund into corresponding shares of
Eaton Vance National Municipals Fund, as described in the
accompanying proxy statement/prospectus.

NOTE ADDRESS CHANGE: ________________________________
____________________
____________________

PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 27826L538, 27826L694, 27826L124

EATON VANCE Managed Investments

PROXY

EATON VANCE WEST VIRGINIA MUNICIPALS FUND Special Meeting of Shareholders To Be Held On September 25, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA and KRISTIN S. ANAGNOST, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, September 25, 2009 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated:	, 2009

Signature(s)

Note: Please sign this proxy as your name appears on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FOLD HERE

EVERY VOTE IS IMPORTANT Two easy ways to vote your shares:

Vote By	1)	Read the Proxy Statement and have this card at hand.
Phone:	2)	Call 1-866-864-7961 to speak with a representative.
	3)	Keep this card for your records.

Vote by	1)	Read the Proxy Statement and have this card at hand.
Mail:	2)	Check the appropriate boxes on this proxy card.
	3)	Sign and date this proxy card.
	4)	Mail your completed proxy card in the enclosed postage paid
		envelope provided.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 27826L389, 27826L678, 27826L116

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization to	☐	☐	☐
convert shares of the Fund into corresponding shares of
Eaton Vance National Municipals Fund, as described in the
accompanying proxy statement/prospectus.

NOTE ADDRESS CHANGE: ___________________________________
______________________
______________________

PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 27826L389, 27826L678, 27826L116